Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
October 31, 1996



        Expected B Maturity                         7/17/00


        Blended Coupon                               5.8507%


        Excess Protection Level
        3 Month Average   5.51%
          October, 1996   5.33%
          September, 1996   5.41%
          August, 1996   5.79%


        Cash Yield                                  16.74%


        Investor Charge Offs                         3.73%


        Base Rate                                    7.68%


        Over 35 Day Delinquency                      4.26%


        Seller's Interest                           13.91%


        Total Payment Rate                          12.45%


        Total Principal Balance                     $21,339,637,968.33


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $2,967,710,449.84